Current and non-current inventories	12 Months Ended
Dec. 31, 2022
Current and non-current inventories
Current and non-current inventories

9 Current and non-current inventories

Current inventories are disclosed as follows:

(€ million)	December 31, 2022	December 31, 2021
Raw and auxiliary materials and consumables	1,228	1,001
Components and spare parts for drilling operations, plans and equipment	1,515	1,611
Finished products and goods	4,962	3,452
Other	4	8
Current inventories	7,709	6,072

Raw and auxiliary materials and consumables include oil-based feedstock and other consumables pertaining to refining and chemical activities.

Components to be consumed in drilling activities and spare parts of the Exploration & Production segment amounted to €1,387 million (€1,481 million at December 31, 2021).

Finished products and goods included natural gas and oil products for €3,818 million (€2,414 million at December 31, 2021) and chemical products for €790 million (€626 million at December 31, 2021).

Inventories are stated net of write-down provisions of €672 million (€570 million at December 31, 2021).

Non-current inventories of €1,786 million (€1,053 million at December 31, 2021) are held for compliance purposes and related to Italian subsidiaries for €1,764 million (€1,032 million at December 31, 2021) in accordance with minimum stock requirements for oil and petroleum products set forth by applicable laws.

The increase in current and non-current inventories was essentially due to the recovery in oil and hydrocarbons prices.

Natural gas inventories of €750 million were pledged to guarantee the potential imbalance exposure towards Snam SpA.